                                                                    Exhibit 99.3


               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Art Winkleblack, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of H. J. Heinz Company and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report of H. J Heinz Company on Form 10-K for the fiscal year ended May 1, 2002 filed with the Commission;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of H. J. Heinz Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.




/s/ Art Winkleblack
------------------------------
Art Winkleblack
August 14, 2002




                                         Subscribed and sworn to
                                         before me this 14th day of
                                         August, 2002.

                                         /s/ Bonnie L. Pastorius
                                         ---------------------------------------
                                         Notary Public

                                         My Commission Expires:  May 9, 2004
                                                                ----------------